SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2011
LYONDELLBASELL INDUSTRIES N.V.
(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Weena 737
3013 AM Rotterdam
The Netherlands
(Address of Principal Executive Offices)
Registrant’s Telephone number, including area code: 31 10 275 5500

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     LyondellBasell Industries N.V. (the “Company”) is filing this Current Report on Form 8-K to revise the historical financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 10-K”) and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (the “First Quarter 10-Q”) to include a footnote (the “Guarantors Footnote”) in the Notes to the Consolidated Financial Statements that provides supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X.
     The condensed consolidating information in the Guarantors Footnote is required as a result of the expected registration under the U.S. federal securities laws of certain senior secured notes issued by Lyondell Chemical Company (“Lyondell”), a wholly owned subsidiary of the Company, that have been guaranteed by the Company and certain of the Company’s subsidiaries. The Guarantors Footnote includes summarizing financial information for the parent company, Lyondell as a subsidiary issuer, the subsidiary guarantors on a combined basis and the non-guarantor subsidiaries on a combined basis
     These revised historical financial statements are filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and, in each case, have been updated, in compliance with generally accepted accounting principles, solely to include the Guarantors Footnote and are incorporated herein by reference.
     Except as described above, we have not modified or updated other disclosures contained in the Consolidated Financial Statements and Notes thereto included in the 2010 10-K or the Condensed Consolidated Financial Statements (unaudited) included in the First Quarter 10-Q. Accordingly, this Form 8-K, with the exception of the foregoing, does not reflect events occurring after the date of filing of the 2010 10-K or First Quarter 10-Q or modify or update disclosures affected by subsequent events. Consequently, all other information not affected by the additions described above is unchanged and reflects the disclosures and other information made at the dates of the filing of the 2010 10-K and First Quarter 10-Q and should be read in conjunction with our filings with the SEC subsequent to such dates, including amendments to such filings, if any.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
     (d) Exhibits.

Exhibit No.	Exhibit Description
23.1	Consent of PricewaterhouseCoopers LLP.

99.1	The historical financial statements and revised related disclosure as of December 31, 2010.

99.2	The historical financial statements and revised related disclosure as of March 31, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.
Date: June 21, 2011	By:	/s/ C. Kent Potter
C. Kent Potter
Executive Vice President

Exhibit Index

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	The historical financial statements and revised related disclosure as of December 31, 2010.

99.2	The historical financial statements and revised related disclosure as of March 31, 2011.